                             SCHRODER CAPITAL FUNDS


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Peter E. Guernsey constitutes and appoints Thomas G. Sheehan, Catherine S. Wooledge, Mark J. Smith, and Catherine Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and, to the extent that another registered investment company is or seeks to become an investor in one or more series of Schroder Capital Funds, to sign the Registration Statement of the registered investment company on Form N-1A and any or all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                           /s/ Peter E. Guernsey

                                                               Peter E. Guernsey


Dated:  June 4, 1997

                             SCHRODER CAPITAL FUNDS


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that John I. Howell constitutes and appoints Thomas G. Sheehan, Catherine S. Wooledge, Mark J. Smith, and Catherine Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and, to the extent that another registered investment company is or seeks to become an investor in one or more series of Schroder Capital Funds, to sign the Registration Statement of the registered investment company on Form N-1A and any or all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                              /s/ John I. Howell

                                                                  John I. Howell


Dated:  June 4, 1997

                             SCHRODER CAPITAL FUNDS


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Hermann C. Schwab constitutes and appoints Thomas G. Sheehan, Catherine S. Wooledge, Mark J. Smith, and Catherine Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and, to the extent that another registered investment company is or seeks to become an investor in one or more series of Schroder Capital Funds, to sign the Registration Statement of the registered investment company on Form N-1A and any or all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                           /s/ Hermann C. Schwab

                                                               Hermann C. Schwab


Dated:  June 4, 1997

                             SCHRODER CAPITAL FUNDS


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Clarence F. Michalis constitutes and appoints Thomas G. Sheehan, Catherine S. Wooledge, Mark J. Smith, and
Catherine Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and, to the extent that another registered investment company is or seeks to become an investor in one or more series of Schroder Capital Funds, to sign the Registration Statement of the registered investment company on Form N-1A and any or all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                        /s/ Clarence F. Michalis

                                                            Clarence F. Michalis


Dated:  June 4, 1997

                             SCHRODER CAPITAL FUNDS


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Mark J. Smith constitutes and appoints Thomas G. Sheehan, Catherine S. Wooledge, and Catherine Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds, and, to the extent that another registered investment company is or seeks to become an investor in one or more series of Schroder Capital Funds, to sign the Registration Statement of the registered investment company on Form N-1A and any or all amendments thereto, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                               /s/ Mark J. Smith

                                                                   Mark J. Smith


Dated:  June 4, 1997